                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement                        / / Confidential, for Use of the Commission
                                                            Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                        Noven Pharmaceuticals, Inc.
- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                         [NOVEN PHARMACEUTICALS LOGO]


                                                                     May 6, 1996

Dear Stockholder:

     The 1996 Annual Meeting of Stockholders of Noven Pharmaceuticals, Inc. (the "Corporation") will convene at 10:00 A.M. on Tuesday, June 11, 1996. The meeting will be held at the Miami Marriott Dadeland Hotel located at 9090 South Dadeland Boulevard, Miami, Florida and will address the matters referred to in the enclosed Notice of Meeting.

     Your proxy is also enclosed. If you do not plan to attend the meeting, please review the enclosed material, make your decision and sign and return your proxy in the return envelope provided. If you do not plan to attend the meeting, sending in your proxy now will assure that your shares are voted. Be assured that if you send in an executed proxy you may revoke it at any time before it is voted at the meeting by filing with the Secretary of the Corporation a document revoking it, by submitting a proxy bearing a later date, or by attending the meeting and voting in person.

     The Board of Directors, as well as the executive officers of the Corporation, look forward to seeing you. We hope you will participate in your Annual Meeting, if not in person, then by proxy.

                                           Sincerely yours,

                                           /s/ Steven Sablotsky

                                           STEVEN SABLOTSKY
                                           Chairman of the Board and President

                    NOTICE OF ANNUAL STOCKHOLDERS MEETING OF
                          NOVEN PHARMACEUTICALS, INC.

                         [NOVEN PHARMACEUTICALS LOGO]

To the Stockholders of Noven Pharmaceuticals, Inc. (the "Corporation"),

     NOTICE IS HEREBY GIVEN, that the 1996 Annual Meeting of the Stockholders of the Corporation will be held at the Miami Marriott Dadeland Hotel located at 9090 South Dadeland Boulevard, Miami, Florida, on Tuesday, June 11, 1996 at 10:00 A.M. for the following purposes:

          1. to elect five members to the Board of Directors for the ensuing year;

          2. to ratify and approve the appointment of Deloitte & Touche LLP as the independent certified public accountants of the Corporation for 1996; and

          3. to transact any other business which may properly come before the Annual Meeting, or any adjournment thereof.

     May 3, 1996 has been fixed as the record date for the determination of the Stockholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof. All Stockholders are cordially invited to attend the meeting in person.

     Please return the proxy enclosed with this Notice as soon as possible so that your shares can be voted at the 1996 Annual Meeting.

     Please be sure that your proxy is signed and dated; it cannot be voted without your signature.

                                            By Order of the Board of Directors

                                            /s/ STEVEN SABLOTSKY

                                            STEVEN SABLOTSKY
                                            Chairman of the Board and President

Dated: May 6, 1996

                         [NOVEN PHARMACEUTICALS LOGO]

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 11, 1996

                                PROXY STATEMENT      G

     The Board of Directors of Noven Pharmaceuticals, Inc. (the "Corporation") is soliciting proxies, the form of which is enclosed, to be used at the Annual Meeting of Stockholders to be held on Tuesday, June 11, 1996, and at any adjournment thereof. This proxy statement and the accompanying proxy card are first being sent to Stockholders on or about May 6, 1996.

     The shares of common stock ("Common Stock") represented by all properly executed proxies received by the Corporation will be voted as specified by the Stockholders. If no specifications are given, the Common Stock represented by the proxy will be voted FOR Proposals 1 and 2. A Stockholder who has given a proxy may revoke it at any time before it is voted at the meeting by filing with the Secretary of the Corporation a document revoking it, by submitting a proxy bearing a later date, or by attending the meeting and voting in person. Under Delaware law, abstentions are treated as present and entitled to vote. Broker non-votes will not be included in vote totals and will have no effect on the outcome of the votes.

     The expense of soliciting proxies will be borne by the Corporation. Proxies will be solicited principally by mail, but directors, officers and regular employees of the Corporation, who will receive no additional compensation, may solicit proxies by any appropriate means. The Corporation will reimburse custodians, nominees or other persons for their out-of-pocket expenses in sending proxy materials to beneficial owners and obtaining proxies from such owners.

     YOU ARE REQUESTED, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, TO SIGN AND DATE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                     VOTING SECURITIES AND SHARE OWNERSHIP

     On May 3, 1996 there were 19,766,666 shares of Common Stock, $.0001 par value per share, outstanding. Each share of Common Stock of record on the books of the Corporation at the close of business on May 3, 1996 entitles its owner to one vote, either in person or by proxy, upon each matter to come before the meeting.

     The following table sets forth, as of May 3, 1996, information with respect to the beneficial ownership of Common Stock by (i) each person known to the Corporation to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director of the Corporation who beneficially owns any shares of Common Stock and (iii) all directors and executive officers of the Corporation as a group.

                                                           NUMBER OF SHARES OF
                                                              COMMON STOCK
                                                              BENEFICIALLY       PERCENTAGE OF
                          NAME                                  OWNED(1)             TOTAL
- ---------------------------------------------------------  -------------------   -------------
Steven Sablotsky(2)......................................       4,819,495            24.33%
Mitchell Goldberg(3).....................................         632,229             3.20%
Sheldon H. Becher(4).....................................         171,298                *%
Sidney Braginsky(5)......................................          12,499                *%
Lawrence J. Dubow(6).....................................          16,499                *%
Ciba-Geigy Corporation(7)................................       1,091,151             5.23%
  444 Saw Mill River Road
  Ardsley, New York 10502
Rhone-Poulenc Rorer......................................       1,000,000             4.82%
  Pharmaceuticals Inc.(8)
  500 Arcola Road
  Collegeville, PA 19426
Scudder Stevens & Clark, Inc.............................       1,330,300             6.73%
  Two International Place
  Boston, Mass 02110-4103(9)
All directors and executive officers as a group (8
  persons)(2)(3)(4)(5)(6)................................       5,745,944            29.01%

- ---------------

  * (less than 1%)
(1) To the Corporation's knowledge, all shares of Common Stock are owned beneficially, with sole voting and investment power, except as otherwise noted.
(2) Does not include 40,000 shares subject to options granted pursuant to the Stock Option Plan (the "Plan") a portion of which become exercisable on December 13, 1996; does not include 12,176 shares owned by, or options to purchase 29,000 shares granted pursuant to the Plan to, Noreen Sablotsky, Secretary of the Company, or 19,200 shares held in custodial accounts for the benefit of his minor children and for all of which Mr. Sablotsky disclaims beneficial interest.
(3) Does not include 20,000 shares subject to options granted pursuant to the Plan, a portion of which become exercisable on December 13, 1996; does not include 2,800 shares held in custodial accounts for the benefit of his minor children and for which Mr. Goldberg disclaims beneficial interest.
(4) Includes 4,999 shares subject to options granted pursuant to the Plan which are exercisable on or before July 5, 1996; does not include options for 2,501 shares, a portion of which become exercisable on June 6, 1997; does not include 1,000 shares owned by his wife and for which Mr. Becher disclaims beneficial interest.
(5) Shares subject to options granted pursuant to the Plan which are exercisable on or before July 5, 1996; does not include options for 2,501 shares, a portion of which become exercisable on June 6, 1997.
(6) Includes 12,499 shares subject to options granted pursuant to the Plan which are exercisable on or before July 5, 1996; does not include options for 2,501 shares, a portion of which become exercisable on June 6, 1997.
(7) Shares subject to purchase through the exercise of certain warrants dated November 15, 1991, April 1, 1993 and November 28, 1994, which have not been exercised, in whole or in part, to date.
(8) Shares subject to purchase through the exercise of a certain warrant dated June 26, 1992, which has not been exercised, in whole or in part, to date.

(9) On the most recent report on Schedule 13G filed with the Securities and Exchange Commission, Scudder, Stevens & Clark, Inc., a registered Investment Advisor, reported sole voting power with respect to 309,400 shares and sole dispositive power with respect to all such shares.

                      ELECTION OF DIRECTORS -- PROPOSAL(1)

     Unless you specify otherwise on the accompanying proxy, it will be voted for Steven Sablotsky, Mitchell Goldberg, Sheldon H. Becher, Sidney Braginsky and Lawrence J. Dubow, the nominees for directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified. All of the nominees have consented to serve if elected. Directors will be elected by a plurality of the shares of Common Stock present or represented and entitled to vote at the meeting.

     If any nominee should become unavailable to serve, the proxies will be voted for a substitute nominee designated by the Board of Directors in its sole discretion. The Board of Directors knows of no reason to anticipate that this will occur. Each of the nominees is presently a director of the Corporation.

     The names of the directors and executive officers and information about each is set forth below.

                       NAME                           AGE                POSITION
- -----------------------------------------------------------------------------------------------
DIRECTORS AND EXECUTIVE OFFICERS
- ---------------------------------------------------
Steven Sablotsky...................................    41   Chairman of the Board and President
Mitchell Goldberg..................................    39   Executive Vice-President and
                                                            Director
Sheldon H. Becher..................................    67   Director
Sidney Braginsky...................................    58   Director
Lawrence J. Dubow..................................    64   Director
Robin J. Norris, M.D...............................    49   Vice President and Chief Operating
                                                            Officer
William A. Pecora..................................    51   Vice President of Finance and Chief
                                                            Financial Officer
Colin A. Morris....................................    55   Vice President of Corporate
                                                            Planning

     Mr. Sablotsky is a founder of the Corporation. He has served as Chairman of the Board and President of the Corporation since its organization in January 1987. He is a member of the American Institute of Chemical Engineers.

     Mr. Goldberg is a co-founder of the Corporation and has served as Executive Vice-President since July 1988 and as a director since January 1987. His responsibilities include business development, licensing and corporate communications. Mr. Goldberg is a cousin of Mr. Sablotsky.

     Mr. Becher has been a director of the Corporation since January 1987 and is Chairman of the Board and President of Becher, Herzog, Nall & Company, P.A., Certified Public Accountants, a position he has held for over 10 years. Mr. Becher was the chief financial officer of the Corporation from December 1987 until October 1992. Mr. Becher serves as Chairman of the Audit Committee and Compensation/Stock Option Committee.

     Mr. Braginsky, has been a director of the Corporation since June 1992 and is President and Chief Operating Officer of Olympus America, Inc. an international manufacturer of consumer products, cameras, tape recorders, medical endoscopes, optoelectronic equipment, biological and industrial microscopes and clinical analyzers. Mr. Braginsky serves on the Board of Directors of Olympus Corporation, where he has been employed since 1970. He has held various management positions at Olympus Corporation including Assistant

Division Manager, Division Manager and Senior Vice-President. Mr. Braginsky serves as a member of the Audit Committee and Compensation/Stock Option Committee.

     Mr. Dubow has been a director of the Corporation since June 1992 and is the founder and Chairman of the Board of HMS Sales and Marketing, Inc., which is presently engaged in marketing pharmaceutical products. Since 1989, he has been engaged in various consulting activities within the pharmaceutical industry. From 1986 through 1989, he was a consultant to Foxmeyer Drug Company. From 1957 through 1986, he was president and principal stockholder of Lawrence Pharmaceuticals, Inc., one of the largest single-house wholesale drug companies in the U.S. Lawrence Pharmaceuticals, Inc. was purchased by Foxmeyer Drug Company in 1986. Mr. Dubow was a former President of the Drug Wholesalers' Association and a former Chairman of the National Wholesale Druggists' Association. Mr. Dubow serves as a member of the Audit Committee and Compensation/Stock Option Committee.

     Dr. Norris has served as Vice President and Chief Operating Officer of the Corporation since April, 1995. From March 1993 until January 1995, Dr. Norris was Vice President of Medical Affairs for Biostar, Inc. a diagnostics company. From 1990 until March 1993, he served as Vice President of New Product Development for Rhone-Poulenc Rorer, Inc. ("RPR").

     Mr. Pecora has served as Vice President of Finance and Chief Financial Officer of the Corporation since October 1992. From September 1987 until September 1992, Mr. Pecora was Vice President of Finance of Elexis Corporation, a public company engaged in manufacturing health care accessories. Prior thereto, he served as Senior Vice President of Finance and Administration for International Jensen, Inc., a division of Esmark, Inc.

     Mr. Morris has served as Vice President of Corporate Planning of the Company since November 1995. Prior thereto, Mr. Morris served as Vice President of Operations since April 1993. From September 1988 through April 1993, Mr. Morris was employed by RPR in various technical positions, including Senior Director of Worldwide Engineering with responsibilities involving planning and implementing RPR post merger integration strategy as well as new product commercialization.

INFORMATION REGARDING THE BOARD OF DIRECTORS

     The Board of Directors held six meetings in 1995 and took action by unanimous written consent on one occasion. In 1995 each director attended at least 75% of the aggregate total number of meetings held by the Board of Directors and committees on which each director served.

AUDIT COMMITTEE

     The Audit Committee reviews the financial statements of the Company and management's disclosures and recommends to the Board of Directors the independent public accountants to be employed by the Corporation. The Audit Committee also confers with the independent public accountants concerning the scope of the audit and, on completion of their audit, reviews the accountants' findings and recommendations, reviews the adequacy of the Corporation's system of internal accounting controls and reviews areas of possible conflicts of interest and sensitive payments. The Audit Committee held four meetings in 1995.

COMPENSATION/STOCK OPTION COMMITTEE

     The Compensation/Stock Option Committee develops and implements formal policies with respect to executive compensation in order to best link future compensation to the level of performance of the executive and the overall performance of the Corporation and also administers the Corporation's Stock Option Plan. The Compensation/Stock Option Committee also evaluates and makes recommendations to the Board of

Directors concerning stock option plans and other benefit programs. The Compensation/Stock Option Committee held five meetings in 1995.

COMPENSATION

  Directors

     Directors of the Corporation, who are also employees, do not receive any stated salary for services rendered in their capacity as directors but, by resolution of the Board, a fixed fee and/or reimbursement of expenses may be provided for attendance at each meeting. No such fees or reimbursements were paid in 1995.

     Each director not employed by the Corporation receives $7,500 per year for his services as a director, in addition to $750 for each Board meeting attended and $750 for each Board Committee meeting attended. In addition, the Chairman of each Board Committee receives $2,500 per year for his services as Chairman.

     Upon their initial election and upon any re-election to the Board, non-employee directors are awarded options to purchase 7,500 shares and 2,500 shares, respectively, pursuant to the Plan. During 1995, Messrs. Becher, Braginsky and Dubow were each awarded options to purchase 2,500 shares.

  Executive Officers

     The following table sets forth all compensation paid or accrued during the three fiscal years ended December 31, 1995 by the Corporation for services rendered by certain executive officers of the Corporation.

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG TERM
                                                                                 COMPENSATION
                                                                                    AWARDS
                                                                              -------------------
                                                 ANNUAL COMPENSATION              SECURITIES
                                            -----------------------------         UNDERLYING
       NAME AND PRINCIPAL POSITION*         YEAR      SALARY       BONUS            OPTIONS
- ------------------------------------------  ----     --------     -------     -------------------
Steven Sablotsky..........................  1995     $290,000     $50,000            40,000
  President                                 1994     $230,000     $40,000                 0
                                            1993     $210,000     $25,000                 0
Mitchell Goldberg.........................  1995     $150,000     $25,000            20,000
  Executive Vice President                  1994     $132,000     $15,000                 0
                                            1993     $120,000     $10,000                 0
Robin J. Norris, M.D......................  1995     $120,962     $15,000           115,000
  Vice President and Chief Operating        1994          N/A         N/A               N/A
  Officer                                   1993          N/A         N/A               N/A
William A. Pecora.........................  1995     $104,000     $10,000            20,000
  Vice President of Finance and Chief       1994     $ 97,200     $ 2,500                 0
  Financial Officer                         1993     $ 90,000     $ 2,500            10,000
Colin A. Morris...........................  1995     $160,000     $ 2,500           110,000**
  Vice President of Corporate Planning      1994     $147,000     $10,000                 0
                                            1993     $ 91,321     $ 7,500           135,000**

- ---------------

 * Includes President (chief executive officer) and most highly compensated executives whose salary and bonus exceeded $100,000 in 1995.
** Options for 100,000 shares issued in 1993 were cancelled in 1995.

STOCK OPTIONS

     The following table sets forth all grants in 1995 of stock options to the executive officers named in the Summary Compensation Table.

                      OPTIONS GRANTED IN LAST FISCAL YEAR

                                                                                    POTENTIAL REALIZABLE
                                                                                      VALUE AT ASSUMED
                                                                                       ANNUAL RATES OF
                                                                                         STOCK PRICE
                                           % OF TOTAL                                 APPRECIATION FOR
                                         OPTIONS GRANTED                                 OPTION TERM
                                OPTIONS   TO EMPLOYEES    EXERCISE OR  EXPIRATION   ---------------------
           NAME                 GRANTED      IN 1995      BASE PRICE      DATE         5%          10%
- ---------------------------     -------  ---------------  -----------  ----------   --------     --------
Steven Sablotsky...........     40,000         6.44%        $ 11.55     12/13/02    $127,260     $356,580
Mitchell Goldberg..........     20,000         3.22%        $ 10.50     12/13/02    $ 84,630     $199,290
Robin J. Norris, M.D.......    100,000        16.10%        $  8.18      4/17/02    $329,654     $776,282
                                15,000         2.41%        $ 10.50     12/13/02    $ 63,473     $149,468
William A. Pecora..........     10,000         1.61%        $  8.75      2/14/02    $ 35,263     $ 83,038
                                10,000         1.61%        $ 10.50     12/13/02    $ 42,315     $ 99,645
Colin A. Morris............    100,000        16.10%        $  7.75      2/ 1/02    $312,325     $735,475
                                 5,000         0.80%        $  8.75      2/14/02    $ 17,631     $ 41,519
                                 5,000         0.80%        $ 10.50     12/13/02    $ 21,158     $ 49,823

     The following table sets forth certain information with respect to outstanding stock options held at year end by the named executive officers or exercised under the Plan in 1995.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR END OPTION VALUES

                                                              NUMBER OF SECURITIES
                                                             UNDERLYING UNEXERCISED               VALUE OF UNEXERCISED
                                                                 OPTIONS HELD AT                 IN-THE-MONEY OPTIONS AT
                               SHARES        VALUE              DECEMBER 31, 1995                 DECEMBER 31, 1995 (2)
                             ACQUIRED ON    REALIZED    ---------------------------------   ---------------------------------
            NAME             EXERCISE(#)     ($)(1)     EXERCISABLE(#)   UNEXERCISABLE(#)   EXERCISABLE($)   UNEXERCISABLE($)
- ---------------------------- -----------   ----------   --------------   ----------------   --------------   ----------------
Steven Sablotsky............   301,670     $2,857,957            0             40,000          $      0          $      0
Mitchell Goldberg...........   198,529     $1,914,226            0             20,000          $      0          $ 15,000
Robin J. Norris, M.D........                                     0            115,000          $      0          $318,250
William A. Pecora...........                                27,666             23,334          $ 39,270          $ 32,500
Colin A. Morris.............                                23,332            121,668          $ 12,500          $372,501

- ---------------

(1) Represents difference between exercise price and market price of Noven Common Stock on date of exercise ($11.75).
(2) Represents difference between exercise price and market price of Noven Common Stock on December 31, 1995 ($11.25).

EMPLOYMENT AGREEMENTS

     In December 1994, the Corporation entered into employment agreements with Steven Sablotsky and Mitchell Goldberg. Each of these agreements is for a term of three years commencing January 1, 1995 through December 31, 1997, and provides for annual cost of living increases and additional annual increases and bonuses at the discretion of the Board of Directors. Mr. Sablotsky's salary for 1996 is $325,000. Mr. Sablotsky's agreement also provides for life and disability insurance and an automobile. Mr. Goldberg's salary for 1996 is $165,000. Mr. Goldberg's agreement also provides for life and disability insurance.

     On February 1, 1995 the Company entered into an employment agreement with Colin A. Morris. This agreement is for a period of two years commencing January 1, 1995 through December 31, 1996 and provides for annual cost of living increases and additional annual increases and bonuses at the discretion of the Board of Directors. Mr. Morris' salary for 1996 is $165,000.

REPORT ON REPRICING OF OPTIONS

     On February 1, 1995, as additional consideration for entering into a two year employment agreement, the Corporation cancelled options for 100,000 shares of Common Stock exercisable at $10.50 per share previously granted to Colin A. Morris on April 12, 1993 (out of a total of 125,000 options then granted), and issued new options for 100,000 shares exercisable at $7.75 per share, the closing price for Noven Common Stock on February 1, 1995 as reported on the Nasdaq National Market.

     The following table sets forth certain information with respect to repricing of options held by any executive officer since 1988.

                                                                                                              (G)
                                                (C)               (D)                                          LENGTH OF
                                             NUMBER OF          MARKET              (E)                         ORIGINAL
                                            SECURITIES         PRICE OF           EXERCISE                    OPTION TERM
                                            UNDERLYING         STOCK AT           PRICE AT         (F)         REMAINING
                                              OPTIONS           TIME OF           TIME OF          NEW         AT DATE OF
             (A)                  (B)       REPRICED OR      REPRICING OR       REPRICING OR     EXERCISE     REPRICING OR
             NAME                DATE       AMENDED(#)       AMENDMENT($)       AMENDMENT($)     PRICE($)      AMENDMENT
- ------------------------------  -------     -----------     ---------------     ------------     --------     ------------
Steven Sablotsky..............  5/15/90*      112,000            $1.50             $ 3.58         $ 1.65            4
Mitchell Goldberg.............  5/15/90*       64,000            $1.50             $ 3.25         $ 1.50            4
Sheldon H. Becher.............  5/15/90*       33,000            $1.50             $ 3.25         $ 1.50            4
Billy J. Beal.................  5/15/90*      275,000            $1.50             $ 3.75         $ 1.50            4
Colin A. Morris...............   2/1/95       100,000            $7.75             $10.50         $ 7.75            3

- ---------------

* On 5/15/90, all employees were given the right to have existing options cancelled and new options granted with a new five year vesting period.

     Compensation/Stock Option Committee:
     Sheldon H. Becher (Chairman)
     Sidney Braginsky
     Lawrence J. Dubow

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder, the Corporation's executive officers and directors are required to file with the Securities and Exchange Commission reports of ownership and changes in ownership of the Common Stock. Copies of such reports are required to be furnished to the Corporation. Based solely on its review of the copies of such reports furnished to the Corporation, the Corporation believes that during 1995 all of its executive officers and directors complied with the Section 16(a) requirements, with the exception of Lawrence J. Dubow, a director, who purchased 3,000 shares and 1,000 shares in March and April 1995, respectively, and inadvertently did not file a Form 4 until September 1995.

STOCKHOLDER RETURN PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in the cumulative total Stockholder return on the Corporation's Common Stock against the cumulative total return of the Russell 2000 Stock Index and Peer Group (Value Line Drug Industry) for the period through December 31, 1995.

                      COMPARATIVE FIVE-YEAR TOTAL RETURNS*
                 NOVEN COMMON STOCK, RUSSELL 2000, PEER GROUP**
                     (PERFORMANCE RESULTS THROUGH 12/31/95)

                                   [GRAPH]

                                     NOVEN
      MEASUREMENT PERIOD         PHARMACEUTI-    RUSSELL 2000     DRUGS (PEER
    (FISCAL YEAR COVERED)            CALS            INDEX          GROUP)
1990                             100.00          100.00          100.00
1991                             385.71          146.05          165.74
1992                             735.71          172.94          137.12
1993                             807.14          205.64          126.62
1994                             707.14          201.56          138.31
1995                             642.66          258.89          221.72

Assumes $100 invested at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in Noven Common Stock, Russell 2000 Index, and Peer Group.

 * Cumulative total return assumes reinvestment of dividends.

** Peer Group consists of Value Line Drug Industry.

COMPENSATION/STOCK OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  Policy

     The Corporation's executive compensation program is administered by the Compensation/Stock Option Committee (the "Committee"), which consists of three non-employee directors. The compensation program is based on the general principle that compensation be designed to allow the Corporation to secure and retain the services of high quality executives.

     The Corporation's compensation program consists of the following three components: 1) a base salary, 2) annual incentives and 3) long-term incentives. The Corporation's annual incentives are awarded in the form of cash bonuses and long-term incentives are awarded in the form of stock options.

     It is the Committee's belief that the base salary should be the largest fixed element of an executive compensation package. The base salary for executives is targeted at the mean level for competitors in the pharmaceutical industry. For the purpose of establishing these levels, the Corporation compares itself to a self-selected group of six pharmaceutical companies that compete with the Corporation in business or who are in competition with the Corporation for executive talent.

     The Committee further believes annual incentives, in the form of cash bonuses, should be used to reward an individual executive for exceptional performance. Thus, annual incentives can serve as a motivational tool to focus the executive's attention on his own performance. The determination of what is exceptional performance is, at this stage, a subjective one made by the members of the Committee based on general criteria, including the executive's role in the progress of the Corporation's products, regulatory matters, organizational staffing and other corporate developments. Annual incentives also allow the Committee to adjust compensation packages on an annual basis so that they remain competitive.

     Stock options allow the Corporation to motivate executives to increase stockholder value. This type of incentive also allows the Corporation to recruit members of the management team whose contributions and skills are important to its long-term success. Incentives, in the form of stock options, also provides the Corporation with a method of compensation that avoids cash expenditures.

     The Committee evaluates the following seven factors in order to determine an adequate level of total compensation:

        (1) Type of responsibility of the executive;

        (2) Executive's level within the Corporation;

        (3) Corresponding amounts paid by members of the defined competitive industry group;

        (4) Supply and demand factors;

        (5) Size of Corporation;

        (6) Executive performance; and

        (7) Corporation's profitability.

     The Committee assigns no specific weight to any of the foregoing factors when making compensation determinations.

  Chief Executive Officer Compensation

     Mr. Sablotsky's employment agreement calls for annual cost of living increases and additional increases and bonuses at the discretion of the Board of Directors. Mr. Sablotsky received an annual bonus of $50,000 in 1995 and an increase in base salary of $35,000.

     Mr. Sablotsky also received options to purchase 40,000 shares of common stock. The Committee took into account Mr. Sablotsky's role in the performance of the Corporation in its efforts to (i) obtain regulatory approvals for products submitted for review and for its manufacturing facilities, (ii) develop new products, and (iii) establish a management and employee team to further the goals of the Corporation. Additionally, the Committee took into account Mr. Sablotsky's successful efforts in regard to the completion of the Corporation's facilities and his continuing lead role in the Corporation's activities with licensees in areas of technology, manufacturing and quality control. The award to Mr. Sablotsky of a cash bonus, stock options and increase in base salary also maintained his compensation within the acceptable range of targeted compensation set by the Committee.

     Compensation/Stock Option Committee:
     Sheldon H. Becher (Chairman)
     Sidney Braginsky
     Lawrence J. Dubow

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF ALL NOMINEES.

            RATIFICATION AND APPROVAL OF APPOINTMENT OF INDEPENDENT
                   CERTIFIED PUBLIC ACCOUNTANTS PROPOSAL (2)

     The Board of Directors has selected Deloitte & Touche LLP independent certified public accountants, to audit the accounts of the Corporation for the fiscal year ending December 31, 1996 and to perform such other services as may be required.

     The Corporation has been advised that a representative of Deloitte & Touche LLP will be present at the 1996 Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions raised.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present, or represented and entitled to vote at the meeting, is necessary for the ratification and approval of the appointment of Deloitte & Touche LLP. In the event of a negative vote on the ratification of such selection, the Board of Directors will reconsider its selection.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION AND APPROVAL OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE CERTIFIED PUBLIC ACCOUNTANTS OF THE CORPORATION FOR 1996.

                                 OTHER BUSINESS

     The Board of Directors does not know of any other business to be presented at the meeting and does not intend to bring before the meeting any matter other than the proposals described herein. However, if any other business should come before the meeting, or any adjournment thereof, the person(s) named in the accompanying proxy will have discretionary authorization to vote all proxies in accordance with their best judgment.

                             STOCKHOLDER PROPOSALS

     Proposals on matters appropriate for Stockholder consideration, consistent with the regulations of the Securities and Exchange Commission, which are submitted by Stockholders for inclusion in the proxy statement and form of proxy for the 1997 Annual Meeting of Stockholders, must be received by the Corporate Secretary or by the Corporation's principal executive offices on or before January 6, 1997. Such Stockholder proposals may be mailed to Mr. Mitchell Goldberg, Executive Vice-President, Noven Pharmaceuticals, Inc., 11960 Southwest 144th Street, Miami, Florida 33186.

                                    GENERAL

     In order that all holders of Common Stock may be represented at the Annual Meeting, it is extremely important that proxies be returned promptly.

     PLEASE SIGN, DATE AND MAIL OR OTHERWISE DELIVER THE ENCLOSED PROXY. THE ACCOMPANYING ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

     Stockholders mailing or otherwise delivering their proxies who attend the meeting may, if desired, revoke their proxies and personally vote their shares by ballot at the meeting. Your cooperation in promptly returning your proxy will be appreciated and will help secure, at an early date, a quorum for our meeting.

                                            By order of the Board of Directors

                                            /s/ Steven Sablatsky

                                            STEVEN SABLOTSKY
                                            Chairman of the Board and President

                                                                 APPENDIX A
                          NOVEN PHARMACEUTICALS, INC.

       PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 11, 1996

    The signer(s) hereby appoint(s) Steven Sablotsky, Mitchell Goldberg and Sheldon H. Becher, or any one of them, with power of substitution in each, proxies to vote all Common Stock of the signer(s) in Noven Pharmaceuticals, Inc. at the Annual Meeting of Stockholders, to be held June 11, 1996, and at all adjournments thereof, as specified on the matters indicated hereon, and in their discretion on any other business that may properly come before such Meeting. This Proxy is solicited on behalf of the Board of Directors.

1. ELECTION OF DIRECTORS

   To elect five directors for a term of one year as indicated below:

 Stephen Sablotsky, Mitchell Goldberg, Sheldon H. Becher, Sidney Braginsky and
                               Lawrence J. Dubow

2. PROPOSAL TO RATIFY AND APPROVE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR 1996.

    The shares represented by this Proxy will be voted as directed by the Stockholder(s) on the reverse side hereof. If this Proxy is signed and returned but no direction is indicated, this Proxy will be voted FOR the election of directors and Item 2 as set forth in the Proxy Statement dated May 6, 1996.

(Vote and sign on the other side. Signature(s) should be exactly as addressed. When signing as Attorney, Executor, Administrator, Personal Representative, Trustee or Guardian, please give your full title as such.)

1. ELECTION OF DIRECTORS

                                                                               ------------------------
                                                                                Please mark your vote
                                                                                      with an X.
                                                                                Avoid using red ink
   The Board of Directors recommends a vote FOR Item 1.                        -----------------------

   / / Vote For all Nominees*                             / / Withhold vote for all Nominees

*To withhold authority to vote for any Nominee write the Nominee's name here:

- --------------------------------------------------------------------------------

2. RATIFY AND APPROVE ACCOUNTANTS

The Board of Directors recommends a vote FOR Item 2.

        / / FOR          / / AGAINST          / / ABSTAIN

                                                   Dated                  , 1996
                                                         ----------------

                                                    ----------------------------
                                                     Signature of Stockholder

                                                    ----------------------------
                                                       Signature (if joint)

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY. DO NOT FOLD, STAPLE, OR MUTILATE.